Note 4 - Premises and Equipment (Detail) - Premises and Equipment (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Land	$ 1,802	$ 1,890
Buildings	10,235	10,334
Leasehold improvements	2,872	2,855
Furniture and equipment	14,281	13,961
	29,190	29,040
Less accumulated depreciation	20,510	19,824
Total premises and equipment	$ 8,680	$ 9,216